Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Policy and Practice Related to the Grant of Equity Awards

We do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. In Fiscal 2025, no stock options were granted within four business days prior to, or one business day following, the filing or furnishing of a periodic or current report with the SEC.

Award Timing Method	In Fiscal 2025, no stock options were granted within four business days prior to, or one business day following, the filing or furnishing of a periodic or current report with the SEC.
Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	We do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
MNPI Disclosure Timed for Compensation Value	false